================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        January 7, 2004 Date of Report (Date of earliest event reported):

                               AROTECH CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      0-23336                 95-4302784
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)           Identification No.)

632 Broadway, Suite 1200, New York, New York                      10012
  (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code: (646) 654-2107

          (Former name or former address, if changed since last report)

================================================================================

Item 2. Acquisition or Disposition of Assets.

      On January 7, 2004, we entered into an agreement (the "Agreement") to purchase all of the outstanding stock of FAAC Incorporated, a Michigan corporation ("FAAC"), from FAAC's existing shareholders. The closing of this transaction is expected to take place on January 13, 2004. FAAC management will stay with the company and will continue to manage FAAC as a wholly-owned subsidiary of ours.

      FAAC is a leading provider of driving simulators, systems engineering and software products to the United States military, government and private industry. FAAC's fully interactive driver-training systems feature state-of-the-art vehicle simulator technology enabling training in situation awareness, risk analysis and decision making, emergency reaction and avoidance procedures, and conscientious equipment operation. FAAC has an installed base of 169 simulators that have successfully trained over 78,000 drivers. FAAC's customer base includes all branches of the Department of Defense, state and local governments, and commercial entities.

      The assets acquitted through the purchase of all of FAAC's outstanding stock consisted of all of FAAC's assets, including FAAC's current assets, property and equipment, and other assets (including intangible assets such as goodwill, intellectual property and contractual rights). The amount of consideration was determined based upon arm's-length negotiations between ourselves and FAAC's shareholders, Messrs. Alan G. Jordan and Tim L. Carr.

      We are not aware of any pre-existing material relationship between the shareholders of FAAC and us, or between such shareholders and our affiliates, directors or officers, or any associate of any such affiliate, director or officer.

      The consideration for the assets purchased will consist of (i) cash in the amount of $12,000,000, and (ii) the issuance, off of our existing shelf registration statement, of $2,000,000 in Arotech stock, plus an earn-out based on 2004 net pretax profit, with an additional earn-out on the 2005 net profit from certain specific and limited programs. The source of the funds used was working capital from funds raised from the sale of 8% convertible debentures in September and December 2003.

      A copy of the Agreement is attached hereto as Exhibit 2.1 hereto, and incorporated herein by reference. The above description of the terms of the Agreement and of this transaction is qualified in its entirety by reference to
Exhibit 2.1. A copy of the press release issued in connection with the above is included herein as Exhibit 99.1.

Item 5. Other Events and Regulation FD Disclosure.

      On January 8, 2004, we publicly disseminated a press release (the "Press Release") announcing that, pursuant to the terms of a Securities Purchase Agreement dated January 7, 2004 (the "SPA") by and between Arotech Corporation and several institutional investors (the "Investors"), we will, on January 12, 2004, issue and sell to the Investors (i) an aggregate of 9,840,426 shares of our common stock (the "Shares"), at a purchase price of $1.88 per share, off of our effective shelf registration statement, and (ii) three-year warrants to purchase up to an aggregate of 9,840,426 shares of our common stock at any time beginning six months after closing (the "Warrants") at an exercise price per share equal to the greater of (a) $1.88, or (b) the volume weighted average price of our common stock on January 8, 2004. Gross proceeds of this offering will be approximately $18.5 million.

      We will use the net proceeds of this offering for working capital purposes.

      We are required to register the shares of common stock underlying the Warrants with the Securities and Exchange Commission in a registration statement on Form S-3 filed no later than March 8, 2004, with such registration to be declared effective by the Securities and Exchange Commission no later than July 6, 2004.

      The foregoing description of the SPA and the other instruments and agreements attached as exhibits thereto and certain other agreements executed in connection therewith is qualified in its entirety by reference to the agreements and instruments themselves. A copy of the SPA (including the form of warrant attached as an exhibit thereto and the registration rights agreement executed in connection therewith) is attached to this report as Exhibits 4.1 through 4.3 hereto, and is incorporated herein by reference. A copy of the press release issued in connection with the above is included herein as Exhibit 99.2.

      In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-110729), which Registration Statement was declared effective by the Commission on December 5, 2003, and which Registration Statement contains our prospectus dated December 5, 2003, as supplemented by our prospectus supplement dated January 8, 2004, we are filing the opinion of Lowenstein Sandler PC as Exhibit 5.1 to the Registration Statement.

      The opinion of Lowenstein Sandler PC filed as Exhibit 5.1 herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated January 8, 2004.

      Following the offering described above, Arotech will have 59,096,069 shares of common stock outstanding, compared to 49,255,643 shares before the offering.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; significant future capital requirements; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2002, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired - To be filed by t 6 12 amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

      (b) Pro Forma Condensed Combined Financial Information - To be filed by amendment to this Current Report on Form 8-K not later than 60 days after the filing of this Current Report.

      (c) Exhibits - The following documents are filed as exhibits to this report:

Exhibit
Number                   Description
-------                  -----------
 2.1 ...... Stock Purchase and Sale Agreement dated January 7, 2004
 4.1 ...... Securities Purchase Agreement dated January 7, 2004
 4.2 ...... Registration Rights Agreement dated January 7, 2004
 4.3 ...... Form of Warrant
 5.1 ...... Legal Opinion of Lowenstein Sandler PC
99.1 ...... Press release dated January 8, 2004
99.2 ...... Press release dated January 8, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AROTECH CORPORATION
                                           (Registrant)


                                        By: /s/ Robert S. Ehrlich
                                           -------------------------------------
                                           Name:  Robert S. Ehrlich
                                           Title: Chairman, President and CEO

Dated: January 8, 2004

                                  EXHIBIT INDEX

      The following exhibits are filed with the Current Report on Form 8-K.

Exhibit
Number                   Description
-------                  -----------
 2.1 ...... Stock Purchase and Sale Agreement dated January 7, 2004
 4.1 ...... Securities Purchase Agreement dated January 7, 2004
 4.2 ...... Registration Rights Agreement dated January 7, 2004
 4.3 ...... Form of Warrant
 5.1 ...... Legal Opinion of Lowenstein Sandler PC
99.1 ...... Press release dated January 8, 2004
99.2 ...... Press release dated January 8, 2004